UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

DATE OF REPORT (Date of earliest event reported)         August 18,1999

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

On August 12, 1999, Tellabs, Inc. (the "Company") issued its Second Quarter 1999 Report to stockholders through its website at www.tellabs.com. Incorporated into the Second Quarter 1999 Report are links to the Second Quarter Earnings Release which includes the Results of Operations and Condensed Balance Sheet.

The Second Quarter 1999 Report to stockholders and the Second Quarter Earnings Release including Results of Operations and Condensed Consolidated Balance Sheet are attached hereto as Exhibit 20.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 20.1 - Second Quarter 1999 Report
     Exhibit 99.1 - Second Quarter 1999 Earnings Release with Results of Operations and
                           Condensed Consolidated Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                     (Registrant)

                             Robert E. Swininoga
                           Robert E. Swininoga
                        Vice President and
                                      Principal Accounting Officer

August 18, 1999
(Date)

EXHIBIT INDEX

Exhibit Number	Description
20.1	Second Quarter 1999 Report
99.1	Second Quarter Earnings Release